Party-in-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Party-in-Interest Transactions	Party-in-Interest Transactions
The Plan also invests in the common stock of Greif, Inc. As of December 31, 2025 and 2024, the Plan owned 125,557 and 136,080 shares of Greif, Inc.’s Class A Common Stock with a fair value of $8.5 million and $8.3 million, respectively. As of December 31, 2025 and 2024, the cost basis of Greif, Inc.’s Class A Common Stock was $7.9 million and $8.7 million, respectively. Dividends earned from Greif, Inc. were $0.3 million for the year ended December 31, 2025.
Certain members of Greif Packaging LLC management perform administrative and fiduciary duties for the Plan that qualify them as parties-in-interest and/or related parties of the Plan. Transactions between such members of Greif Packaging LLC management and the Plan were routine in nature and conducted pursuant to the Plan’s provisions as of and during the year ended December 31, 2025.
Principal Life Insurance Company (Principal) is a party-in-interest with respect to the Plan as the Plan’s contract administrator. The Sponsor is a party-in-interest with respect to the Plan. The Plan reimburses the Sponsor only for direct costs for necessary services provided. Highland Consulting Associates, LLC and Edelman Financial Engines, LLC are parties-in-interest with respect to the Plan as both parties provide investment advisory services to the Plan or participants directly. GBQ Partners, LLC (GBQ) is a party-in-interest with respect to the Plan as GBQ provides audit services to the Plan. Vorys, Sater, Seymour and Pease LLP (Vorys) is a party-in-interest with respect to the Plan as Vorys provides legal services to the Plan.
The transactions mentioned above qualify as party-in-interest transactions; however, they are exempt from the prohibited transactions rules under ERISA.